UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 24, 2010

CLEANTECH TRANSIT, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-139797	98-0505768
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21020 North Pima Road, Scottsdale, Arizona 85255

(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code:  (888) 870-4823

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b)           Resignation of Officer and Director

On September 22, 2010, Mr. David Oldridge resigned as Director, and Mr. Gordon Brooke resigned as Chief Financial Officer, Treasurer and Secretary of Cleantech Transit, Inc. (the “Company”).

(c)           Appointment of Officer

On September 22, 2010, the Board of Directors of the Company (the “Board”) appointed Mr. Roger Nelsen as interim Chief Financial Officer and Secretary  of the Company to fill the vacancy created by the resignation of Mr. Brooke. Mr. Nelsen currently serves as the Company’s Chief Executive Officer and President, and is a member of the Board.

Since January 2010, Mr. Nelsen has served as Secretary and Director of UV Flu Technologies, Inc.  From 1996 to 2010 he served as Senior Vice President at Eco-Rx, Inc., a company specializing in the air purification industry.  Prior to that, he was the principle of Nelsen & Associates, an independent health care sales and consulting organization.  From 1980 to 1991 he held senior positions with medical equipment manufacturers Retec, USA and Everest & Jennings.  His highly successful career in the sector began in 1973 with a lengthy period at several divisions of Johnson & Johnson.  Mr. Nelsen was educated at the University of Connecticut, with a B.S. in Business Administration received in 1969.

There have been no related party transactions between Mr. Nelsen and the Company.  Mr. Nelsen has no family relationships with any director or executive officer of the Company, or persons nominated or chosen by the Company to become directors or executive officers.  There are no transactions, since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last three completed fiscal years, and in which Mr. Nelsen had or will have a direct or indirect material interest.  There is no material plan, contract or arrangement (whether or not written) to which Mr. Nelsen is a party or in which he participates that is entered into or material amendment in connection with our appointment of Mr. Nelsen, or any grant or award to Mr. Nelsen or modification thereto, under any such plan, contract or arrangement in connection with our appointment of Mr. Nelsen.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2010	CLEANTECH TRANSIT, INC.

	By:	/s/ Roger Nelsen
Roger Nelsen
President and Chief Executive Officer

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